Wendy B. Mahling Assistant General Counsel 414 Nicollet Mall, 5th Floor Minneapolis, MN 55401 612-215-4671 office 612-215-4544 fax

April 5, 2011

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D. C. 20549

Attention: Filing Desk

Re:	Xcel Energy Inc.

File No. 001-03034

Ladies and Gentlemen:

Xcel Energy Inc. (the “Company”) is hereby transmitting for filing, pursuant to the Electronic Data Gathering, Analysis and Retrieval System, the definitive notice, proxy statement and form of proxy with respect to the Annual Meeting of Shareholders of the Company proposed to be held on May 18, 2011, together with a copy of the cover page required by Rule 14a-6(m). There is no filing fee required for this filing.

Copies of the definitive proxy materials are expected to be released to shareholders commencing on April 5, 2011.

The proxy statement includes a proposal to approve the Company’s Non-Employee Directors’ Stock Equivalent Plan (the “Plan”). A copy of the Plan is attached as an appendix to the proxy statement. In addition, pursuant to Instruction 5 to Item 10(b)(2) of Schedule 14A (Rule 14a-101), a Registration Statement on Form S-8 under the Securities Act of 1933, registering the additional shares of the Company’s Common Stock subject to the Plan, will be filed with the Securities and Exchange Commission promptly following stockholder approval thereof.

Please note that on March 24, 2011, subsequent to the filing of the Xcel Energy preliminary proxy statement, the shareholder proponent notified us that it was withdrawing its proposal. As such, we have deleted Proposal No. 8 from the filing of the definitive proxy materials.

Very truly yours,

/s/ Wendy B. Mahling

Wendy B. Mahling
Assistant General Counsel

Enclosures

cc:    Cathy J. Hart (w/out encl.)